UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2022

BLACKBOXSTOCKS INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41051	45-3598066
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 726-9203

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BLBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.	Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01.	Other Events.

The Board of Directors of Blackboxstocks Inc. (the “Company”) has determined that the date of its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) will be October 7, 2022. Time and location information for the 2022 Annual Meeting will be set forth in the Company’s proxy statement for the 2022 Annual Meeting, which will be filed prior to the 2022 Annual Meeting with the Securities and Exchange Commission (“SEC”).

The record date for the determination of stockholders entitled to receive notice of and to vote at the 2022 Annual Meeting will be August 23, 2022. Because the Company did not hold an annual meeting of stockholders in 2021, the Company is filing this Current Report on Form 8-K to provide the due dates for the submission of any qualified stockholder proposals or qualified stockholder director nominations.

In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must be delivered to, or mailed to and received at, the Company’s principal executive offices located at 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240, Attention: Secretary, on or before the close of business on August 11, 2022, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials for the 2022 Annual Meeting. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must also comply with all applicable SEC rules, including Rule 14a-8 of the Exchange Act.

Pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”), any stockholder seeking to raise a proposal outside the processes of Exchange Act Rule 14a-8 or make a director nomination for consideration at the 2022 Annual Meeting must comply with the requirements of the Bylaws, including delivering such proposals and/or nominations to the principal executive offices of the Company located at 5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240, Attention: Secretary, no later than the close of business on August 11, 2022. Any stockholder proposal or nomination received after such time will be considered untimely and will not be considered at the 2022 Annual Meeting. Any stockholder proposal or director nomination must also comply with the rules and regulations promulgated by the SEC and the Bylaws, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2022

BLACKBOXSTOCKS INC.

By:	/s/ Gust Kepler
Gust Kepler, President and Chief
Executive Officer